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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2010 as amended April 7, 2010 and April 14, 2010 (March 23, 2010)

STRATECO RESOURCES INC

 (Exact name of small business issuer as specified in its charter)

Québec, Canada	049942	N/A
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

1225 Gay-Lussac Street, Boucherville, Québec, J413 7KI (450) 641-0775

(Address and telephone number of registrant's principal executive offices and principal place of business

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-1 2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b»

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

DOCUMENTS INCORPORATED BY REFERENCE

None

Item 4.01 (a) Changes in Registrants’ Certifying Accountant

In taking into consideration the new specialized needs related to Strateco Resources Inc.’s expansion, (the “Registrant”), the Registrant gives the present notice that it will change its principal accountant.

1) Pursuant to Item 304 (a) (1) of Regulation S-K of the U.S. Securities and Exchange Act of 1934, Strateco Resources Inc. (“the Registrant”) hereby reports the dismissal of the independent accountant previously engaged to audit the Registrant’s financial statements.

i) The Registrant in taking expansion with the underground exploration program for uranium will require the services of an independent principal accountant offering a wider range of specialized services to complete the audit of the fiscal year to end on December 31, 2010., so PETRIE RAYMOND, LLP, Chartered Accountants, (“PETRIE RAYMOND”), the Registrant’s independent principal accountant since May 12, 2004, after having fully completed the audit for the fiscal year ended December 31, 2009, was dismissed as principal accountant of the Registrant as of March 23, 2010.

ii) The principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was qualified, or modified as to uncertainty, audit scope or accounting principles.

iii) After examination and review of the needs and interests of the Registrant and recommendation by the Registrant’ Audit committee, the Board of Directors took the decision to dismiss the principal accountant and to propose a new principal accountant to the Annual and Special Meeting of Shareholders to be held on May 27, 2010.

iv) During the Registrant’s two most recent fiscal years and any subsequent interim period preceding the dismissal of PETRIE RAYMOND, as the principal accountant, there was no disagreement with PETRIE RAYMOND, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

2) Pursuant to the requirements of Item 304 (a) (3) of Regulation S-K of the U.S. Securities and Exchange Act of 1934, the Registrant provided PETRIE RAYMOND, with copy of the present disclosure and requested PETRIE RAYMOND, to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304 (a) and, if not, stating the respects in which it does not agree. The Registrant files herewith PETRIE RAYMOND’s letter as Exhibit 16 to the present report.

Exhibits

16 CE

  Letter of PETRIE RAYMOND, LLP, Chartered Accountants dated April 14, 2010

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATECO RESOURCES INC.

Registrant

Date:  April 14, 2010

/s/ Guy Hébert

__________________________

Name: Guy Hébert

Title:  President and Chief Executive Officer

Exhibit 16

Securities and Exchange Commission Washington, D.C. 20549	255 CRÉMAZIE BLVD. EAST, SUITE 1000 MONTRÉAL (QUÉBEC) H2M 1M2 TEL.: (514) 342-4740 FAX: (514) 737-4049

Ladies and Gentlemen:

We were previously principal accountants for Strateco Resources Inc. and, under the date of March 11, 2010, we reported on the financial statements of Strateco Resources Inc. as of and for the years ended December 31, 2009 and 2008.  On March 23, 2010, our appointment as principal accountants was terminated.  We have read Strateco Resources Inc.’s statements included under Item 4.01(a) of its Form 8K/A2 dated April 14, 2010, and we agree with such statements.

Yours very truly,

Limited Liability Partnership
Chartered Accountants

Montréal, Canada

April 14, 2010